UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2015 (January 9, 2015)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, the Board of Directors (the “Board”) of Memorial Production Partners GP LLC (the “Company”), the general partner of Memorial Production Partners LP (the “Partnership”), approved a grant of restricted common units (the “Restricted Units”) pursuant to the Company’s Long-Term Incentive Plan (the “Plan”) to certain executive officers of the Company as indicated in the following table:

Award Recipient	Number of Restricted Units

John A. Weinzierl	11,327

Christopher S. Cooper	33,981

The grant of the Restricted Units to Mr. Weinzierl was in lieu of his annual cash bonus for 2014.

The grants of Restricted Units to the executive officers were made pursuant to a Restricted Unit Agreement (an “Agreement”) on January 9, 2015. The form of Agreement is as approved by the Board and filed as Exhibit 4.6 to the Partnership’s Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011, which is incorporated by reference herein.

The Restricted Units are subject to restrictions on transferability and a substantial risk of forfeiture and are intended to retain and motivate members of the Company’s management. Award recipients have all the rights of a unitholder in the Partnership with respect to the Restricted Units, including the right to receive distributions thereon if and when distributions are made by the Partnership to its unitholders. The Restricted Units vest and the forfeiture restrictions will lapse in substantially equal one-third (1/3) increments on each of January 9, 2016, January 9, 2017 and January 9, 2018, so long as the award recipient remains continuously employed by the Company and its affiliates.

If an award recipient’s service with the Company or its affiliates is terminated prior to full vesting of the Restricted Units for any reason, then the award recipient will forfeit all unvested Restricted Units to the Company, except that, if an award recipient’s service is terminated either by the Company (or an affiliate) without “cause” or by the award recipient for “good reason” (as such terms are defined in the Agreement) within one year following the occurrence of a change of control, all unvested Restricted Units will become immediately vested in full. If an award recipient’s service with the Company or its affiliates is terminated by (i) the Company with “cause” or (ii) by the award recipient’s resignation and engagement in Competition (as such term is defined in the Agreement) prior to full vesting of the Restricted Units, then the Company has the right, but not the obligation, to repurchase the Restricted Units at a price per Restricted Unit equal to the lesser of (x) the Fair Market Value (as such term is defined in the Agreement) of such Restricted Unit as of the date of the repurchase and (y) the price paid by the award recipient for such Restricted Unit.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Unit Agreement (incorporated by reference to Exhibit 4.6 of the Partnership’s Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: January 13, 2015	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Unit Agreement (incorporated by reference to Exhibit 4.6 of the Partnership’s Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011)